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                                                                    EXHIBIT 10.3

                             REVOLVING CREDIT NOTE

    $1,500,000                                                     April 2, 1999

         FOR VALUE RECEIVED, GOLDEN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Colorado and QUALITY CARE PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of California ("Debtor") hereby jointly and severally promise to pay to the order of ALCO FINANCIAL SERVICES, LLC, a California corporation (the "Payee"), on the last day of the term or at such later date to which the term of the Loan Agreement and Security Agreement ("Loan Agreement") referred to below may be extended as provided therein (or earlier as hereinafter provided), at the offices of Payee at 900 Larkspur Landing Circle, Larkspur, California, or at such other place as Payee may from time to time designate, the principal sum equal to the lesser of (a) ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or (b) the aggregate unpaid principal amount of all Revolving Loans (as defined in the Loan Agreement referred to below) made by Payee to Debtor, which amount shall be payable by Debtor in lawful money of the United States of America and in immediately available funds.

         Debtor hereby further, jointly and severally, promises to pay interest to the order of Payee on the unpaid principal balance hereof, accruing from and after the date hereof in accordance with the terms of the Loan Agreement, at the interest rates provided therein. Such interest shall be paid in like money at said office or place monthly, commencing May 1, 1999 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after maturity of this Note or an Event of Default or termination of the Loan Agreement shall be payable upon demand.

         For the purposes hereof, the term "Loan Agreement" shall mean that certain Loan Agreement and Security Agreement dated April 2nd, 1999 among the Debtor and Payee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.


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         Interest shall be calculated on the basis of a three hundred sixty
    (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California or other applicable law.

         This Note evidences the aggregate outstanding principal balance, from time to time, of the Revolving Loans made by Payee to Debtor pursuant to the Loan Agreement, the aggregate principal amount of which at any one time outstanding Payee intends not to exceed the Maximum Credit. It is contemplated that there may be times when no indebtedness is owing hereunder; but notwithstanding any such occurrence or occurrences, this Note shall remain valid and shall be in full force and effect as to the Revolving Loans made subsequent to each such occurrence.

         This Note is secured by the Collateral described in the Loan Agreement and all guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor, any guarantor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor maintained by Payee.

         If any payment of principal or interest is not made when due hereunder, of if any other default or Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, any or all of Debtor's obligations, liabilities and indebtedness owing under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, may, as provided in the Loan Agreement, be declared or shall forthwith become due and payable, together with all interest accrued thereon and with interest accruing thereafter at the then applicable interest rate under the Loan Agreement until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, reasonable attorneys' fees and legal expenses.

         Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral

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    security, or forbearance or other indulgence, without notice or consent.
    The pleading of any statute of limitations as a defense to any demand against any Debtor is expressly hereby waived by Debtor. Upon or after maturity of this Note, or any Event of Default or termination of the Loan Agreement, Payee, shall have the right, subject to the terms of the Loan Agreement, but not the obligation, to set off against this Note all money owed by Payee to Debtor.

         No resort to any Collateral for payment shall be required prior to the enforcement hereof against Debtor and any guarantors or endorsers hereof. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

         DEBTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND PAYEE WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND DEBTOR HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT DEBTOR OR PAYEE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         In the event any term or provision of this Note conflicts with any term or provision of the Loan Agreement, such term or provision of the Loan Agreement shall control.

         This Note shall be governed by and construed in accordance with the laws of the State of California applied to contracts to be performed wholly within the State of California.

         The execution and delivery of this Note have been authorized by the Board of Directors of Debtor and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

         This Note shall be binding upon the successors and assigns of Debtor and, subject to the terms of the Loan Agreement, shall inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the terms "Payee" shall be deemed to include its respective successors, endorsees and assigns. If any

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term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.


                                    GOLDEN PHARMACEUTICALS, INC.

                                    By: /s/ JOHN H. GRANT
                                       -------------------------------
                                    Title: Vice Chairman
                                          ----------------------------


                                    QUALITY CARE PHARMACEUTICALS, INC.

                                    By: /s/ JOHN H. GRANT
                                       -------------------------------
                                    Title: Chief Operating Officer
                                          ----------------------------



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